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SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant / /
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/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
NeoMagic Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3250 Jay Street
Santa Clara, California 95054
(408) 988-7020

May 10, 2001

Dear Fellow Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of NeoMagic Corporation (the "Company"), which will be held on June 14, 2001 at The Biltmore Hotel, 2151 Laurelwood Road, Santa Clara, California.

    This booklet includes the Notice of the Annual Meeting of Stockholders and the Proxy Statement. The Proxy Statement describes the business to be transacted at the Annual Meeting and also provides important information about the Company and the items to be voted upon that you should consider when you vote your shares. Also included with this booklet is a copy of the Company's Annual Report for the fiscal year ended January 31, 2001. We encourage you to read the Annual Report. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

    At this meeting, among other things, you will be asked to consider and vote upon the election of five directors. All five nominees currently are directors of the Company. Your Board of Directors recommends that you vote FOR the nominees.

    You will also be asked to approve an amendment to the Company's 1997 Employee Stock Purchase Plan (the "Purchase Plan") to provide for an increase in the number of shares of Common Stock available for issuance under the Purchase Plan by 700,000. This amendment would allow employees to continue purchasing the Company's Common Stock under the Purchase Plan. Your Board of Directors recommends that you vote FOR this proposal.

    You will also be asked to approve an amendment to the Company's Amended 1993 Stock Plan (the "Stock Plan") to provide for an increase in the number of shares of Common Stock available for grant under the Stock Plan by 500,000 shares. This amendment would allow the grant of additional options and stock purchase rights to employees and consultants in order to provide incentives to encourage their continued service to the Company. Your Board of Directors has approved this amendment, and recommends that you vote FOR this proposal.

    In addition, you will be asked to approve the Board of Directors' appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the 2002 fiscal year. Ernst & Young has audited the Company's financial statements since the Company's inception, and the Board considers this firm to be well qualified for this position. Consequently, your Board of Directors recommends that you vote FOR this proposal.

    Whether or not you plan to attend the Annual Meeting, it is important that your shares of Common Stock be represented and voted at the Annual Meeting. Accordingly, after reading the enclosed Notice of Annual Meeting and accompanying Proxy Statement, please fill in, date and sign the enclosed proxy card and mail it promptly in the envelope provided.

Very truly yours,

Prakash Agarwal
 President and Chief Executive Officer

NEOMAGIC CORPORATION

Notice of Annual Meeting of Stockholders
to be held June 14, 2001

To the Stockholders of NeoMagic Corporation:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of NeoMagic Corporation, a Delaware corporation (the "Company"), will be held on Thursday, June 14, 2001 at 8:00 a.m., local time, at The Biltmore Hotel, 2151 Laurelwood Road, Santa Clara, California.

    At the Annual Meeting, Stockholders will be asked:

  1.
  To elect five directors;

  2.
  To increase the number of shares available for issuance under the Company's 1997 Employee Stock Purchase Plan by 700,000 shares;

  3.
  To approve an amendment to the Company's Amended 1993 Stock Plan that will increase the number of shares of Common Stock available for grant under the plan by 500,000 shares;

  4.
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended January 31, 2002; and

  5.
  To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Stockholders of record as of the close of business on April 27, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 650 Page Mill Road, Palo Alto, California, 94304-1050 for ten days prior to the Annual Meeting.

    IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                      By Order of the Board of Directors

                      Arthur F. Schneiderman
                       Secretary

Santa Clara, California
May 10, 2001

NEOMAGIC CORPORATION
3250 Jay Street
Santa Clara, California 95054

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Matters to be Considered

    At the Annual Meeting of Stockholders (the "Annual Meeting"), the Stockholders of NeoMagic Corporation (the "Company") will be asked to consider and vote to elect five directors, to approve an amendment to the Company's 1997 Employee Stock Purchase Plan, to approve an amendment to the Company's 1993 Amended Stock Plan, and to ratify the appointment of Ernst & Young LLP as the Company's independent auditors. The Board of Directors knows of no matters that are to be brought before the Annual Meeting other than as set forth in the Notice of the Annual Meeting. If any other matters properly come before the Annual Meeting, the person named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

    This Proxy Statement and the accompanying form of Proxy are first being mailed on or about May 10, 2001 to all stockholders entitled to vote at the Annual Meeting.

Date, Time, Place, Record Date and Shares Entitled to Vote

    The enclosed proxy is solicited on behalf of the Company's Board of Directors for use at the Annual Meeting to be held on Thursday, June 14, 2001, at 8:00 a.m., local time, or any continuation or adjournment thereof, for the purposes set forth herein and the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Biltmore Hotel, 2151 Laurelwood Road, Santa Clara, California. The telephone number at this address is (408) 988-8411.

    The Company has set April 27, 2001 as the record date (the "Record Date"). The stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 25,909,891 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote.

Quorum; Required Vote

    A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. If a quorum is present, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be required to approve any matter presented at the Annual Meeting. Each stockholder voting for the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the stockholder is entitled to vote, or distributing the stockholder's votes on the same principle among as many candidates as the stockholder chooses, provided that the votes may not be cast for more than (5) candidates. However, no stockholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been properly placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

    Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting and Revocation of Proxies

    Stockholders are required to complete, date, sign and promptly return the accompanying form of proxy in the envelope provided. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named herein and FOR ratification of appointment of independent auditors.

    Any proxy signed and returned by a Stockholder may be revoked at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal offices, located at 3250 Jay Street, Santa Clara, California 95054, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Deadline for Receipt of Proposals by Stockholders

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Annual Meeting of Stockholders for the fiscal year ended January 31, 2002 must be received by the Secretary of the Company no later than January 4, 2002, in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

Proxy Solicitation

    The cost for this solicitation will be borne by the Company. The Company has retained the services of Georgeson Shareholder, to assist in the solicitation of proxies at an estimated fee of less than $10,000, plus reimbursement of reasonable out of pocket expenses. The Company may reimburse brokerage firms and persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitations by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

PROPOSAL ONE—ELECTION OF DIRECTORS

    A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. All nominees are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as director, or if any nominee becomes unable or declines to serve as director, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been duly elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

Nominees for Directors

    Set forth below is certain information regarding the nominees:

Name	Age	Position
Prakash C. Agarwal	47	President, Chief Executive Officer and Director
Brian P. Dougherty (2)	44	Director
James Lally (1) (2)	56	Director
Klaus Wiemer (1)	63	Director
Anil Gupta (1)	51	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

    Prakash C. Agarwal, a co-founder of the Company, has been President, Chief Executive Officer, and a Director of the Company since its inception in 1993. Mr. Agarwal has over 20 years of engineering, marketing and general management experience in the semiconductor industry. Prior to joining the Company, he was employed as Vice President and General Manager of Cirrus Logic's Portable Products Division. Mr. Agarwal holds a BS and a MS degree in Electrical Engineering from the University of Illinois.

    Brian P. Dougherty has served as a Director of the Company since January 1997. Mr. Dougherty is a founder and serves as Chairman of Wink Communications, a developer of interactive television software. From its inception in 1983 through 1994, Mr. Dougherty served as Chief Executive Officer of Geoworks, a consumer computing device operating system manufacturer. Mr. Dougherty holds a BS degree in Electrical Engineering from the University of California at Berkeley.

    James Lally has served as a Director of the Company since July 1993. Mr. Lally has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since 1981. He holds a BS degree in Electrical Engineering from Villanova University.

    Dr. Klaus Wiemer has served as a Director since January 1998. Dr. Wiemer serves as Chief Executive Officer of Communicant Semiconductor Technologies AG. He also serves on the Board of Directors of Simtek Corporation, an integrated circuits company. Previously Dr. Weimer was an independent consultant in microelectronics manufacturing. Dr. Wiemer holds a BS degree in physics from Texas Western College (now University of Texas, El Paso), a MS in physics from University of Texas and a Ph.D. in physics from Virginia Polytechnic Institute.

    Dr. Anil Gupta joined the Company as a Director in November 2000. Dr. Gupta has been a Professor at the University of Maryland since 1986 and is also a Visiting Professor at Stanford University. He also serves on the Board of Directors of Omega Worldwide, Incorporated, an asset management company. Dr. Gupta holds a B. Tech. degree and a M.B.A. from the Indian Institute of Technology and a Ph.D. in business administration from the Harvard Business School.

    Directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present.

The Board of Directors recommends a vote FOR the above named nominees.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors held 4 meetings during the year ended January 31, 2001. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors except Mr. Dougherty and Dr. Gupta. Dr. Gupta became a member of the Board of Directors on November 14, 2000 and attended 100% of the Board of Directors meetings from his appointment through the year ended January 31, 2001.

    The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. Membership on these committees is limited to non-employee directors.

    The Audit Committee, which was comprised of Messrs. Lally, Wiemer and Gupta during the year ended January 31, 2001, establishes and reviews the activities of the independent auditors; reviews recommendations of the independent auditors and responses of management; and reviews in consultation with the independent auditors the financial statements, accounting and other policies, accounting systems and system of internal controls. In addition, the Committee has discussed with the independent auditors the auditor's independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence. During the year ended January 31, 2001 ("Last Fiscal Year"), the Audit Committee met four times.

    The Compensation Committee, which is comprised of Messrs. Dougherty and Lally, administers the Amended 1993 Stock Plan, the 1997 Employee Stock Purchase Plan and all other areas of executive compensation. During the Last Fiscal Year, the Compensation Committee did not meet, and compensation issues were addressed by the full Board of Directors. The Compensation Committee has a subcommittee (appointed by the Board of Directors) responsible for approval of the grant of stock options to employees other than executive officers. The Subcommittee is comprised of Prakash Agarwal. During the last fiscal year, the subcommittee met twelve times.

DIRECTOR COMPENSATION

    Although the Company does not pay any compensation to directors for serving in that capacity, it does reimburse directors for expenses incurred in attending board meetings.

LIMITATION ON LIABILITY AND INDEMNIFICATION MATTERS

    The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

    The Company's Bylaws provide that the Company shall indemnify its directors and executive officers and may indemnify its other officers and employees and agents to the fullest extent permitted by law. The Company believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of indemnified parties. The Company's Bylaws also permit the Company to secure, and the Company has secured, insurance on behalf of any officer, director, employee or other agent for any liability arising out of his other actions in such capacity, regardless of whether the Bylaws would permit indemnification.

    The Company has entered into agreements to indemnify its directors and officers in addition to indemnification provided for in the Company's Bylaws. These agreements, among other things, indemnify the Company's directors and officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of such person's services as a director or officer of the Company, any subsidiary of the Company or any other Company or enterprise to which the person provides services at the request of the Company. The Company believes that these provisions and agreements are necessary to attract and retain qualified directors and officers.

PROPOSAL TWO—AMENDMENT TO THE 1997 EMPLOYEE STOCK PURCHASE PLAN

    In 1997, the Company adopted the NeoMagic Corporation 1997 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan currently is authorized to issue up to an aggregate of 800,000 shares of the Company's common stock. The shareholders are being requested at this Annual Meeting to approve an Amendment to the Purchase Plan to increase by 700,000 the number of shares that may be issued under the Purchase Plan. As of March 27, 2001, only 257,323 shares of common stock remained available for issuance under the Purchase Plan. The Board of Directors believes that the shares that remain available for issuance will be insufficient to achieve the purposes of the Purchase Plan over the term of the plan unless the additional shares are authorized and approved by the shareholders.

    General.  The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase common stock of the Company at a discount from the price quoted for the Company's stock on the NASDAQ National Market System ("NMS"). The Company believes that encouraging stock ownership among the Company's employees will provide an additional incentive to the Company's employees and a sense of ownership in the Company's success.

    Administration.  A Committee of the Board of Directors has been delegated the authority to supervise the operation of the Purchase Plan. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors, whose decisions are final and binding upon all participants.

    Eligibility.  All eligible employees of the Company, including executive officers, may participate in the Purchase Plan. An "eligible employee" is any person who is employed by the Company for at least

20 hours per week and more than five months in each calendar year. Non-employee directors of the Company may not participate in the Purchase Plan.

    As of March 27, 2001, there were 87 employees participating in the Purchase Plan.

    Due to the fact that participating employees of the Company determine on their own whether they wish to participate in the Purchase Plan and the amount of their salary they wish to allocate to the Purchase Plan, it is not possible to state the number of shares which may be purchased or who will choose to participate in the Purchase Plan in the future.

    Description of General Terms of the Purchase Plan.  The Purchase Plan provides a mechanism whereby eligible employees of the Company may purchase the Company's common stock at a discount from the market price of the Company's stock. The shares under the Purchase Plan are offered to employees during offering periods. Offering periods are approximately twenty-four months long and begin with the employee's enrollment date. During six-month purchase periods, which generally commence on June 1 and December 1 of each calendar year, participating employees determine the amount of payroll deduction they wish to have made for the purpose of acquiring stock pursuant to the Purchase Plan.

    At the end of each purchase period, the purchase price for shares being acquired pursuant to the Purchase Plan is determined. The applicable purchase price is 85% of the lower of the fair market value of a share of the Company's common stock on (1) the first date of the enrollment period, or (2) the last day of the purchase period.

    If the fair market value of the common stock on any exercise date in an offering period is lower than the fair market value of the common stock on the enrollment date of such offering period, then all participants in such offering period shall be automatically withdrawn from such offering period after the exercise of their option on such exercise date and automatically re-enrolled in the immediately following offering period as of the first day thereof.

    Purchase of shares pursuant to the Purchase Plan is made through payroll deductions made on each payday during the purchase period in an amount not less than 1% and not more than 10% of such participant's compensation on each such payday. The maximum number of shares that a participant may purchase during each calendar year shall be determined at the purchase dates by dividing $25,000 by the fair market value of a share of the Company's common stock on the purchase dates. During the purchase period, each participant shall be granted an option to purchase on the exercise date a number of shares of the Company's common stock determined by dividing such participant's contributions accumulated during the purchase period divided by the purchase price per share determined under the Purchase Plan's valuation provisions. Unless a participant withdraws from the plan, his or her option for the purchase of shares during the purchase period will be exercised automatically on the exercise date of the purchase period and the maximum number of full shares subject to option will be purchased at the applicable option price with the accumulated contributions in his or her account. Upon the death or termination of employment by the participant or the voluntary withdrawal from the Purchase Plan by the participant, all accumulated contributions held on behalf of such participant will be refunded to that participant or their beneficiaries.

    Shares acquired pursuant to the Purchase Plan are issued to the Participant as soon as practicable after the end of each purchase period. As a condition upon issuance of the shares, each participant may be required to represent and warrant at the time of acquisition of the shares that such shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by the provision of any applicable securities laws.

    The Board of Directors of the Company may at any time terminate or amend the Purchase Plan which could include changing the length or frequency of offering periods or changing the eligibility criteria for the Purchase Plan. Individual accounts are maintained for each participant in the Purchase Plan and Statements of Account are given to each participant promptly following the end of each purchase period.

    The Purchase Plan will continue in effect for a term of ten years from the date of adoption unless terminated sooner by action of the Company's Board of Directors.

    Federal Income Tax Consequences Relating to Purchase Plan.  The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase options. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan, or in the event the participant should die while still owning the purchased shares.

    If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to fifteen percent (15%) of the fair market value of the shares on the participant's purchase date.

    If the participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the offering period in which the shares were acquired and more than one (1) year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's purchase date. Any additional gain upon the disposition will be taxed as a long-term capital gain subject to a maximum federal tax rate of 20% if the shares are held for more than one (1) year after the purchase date. The Company will not be entitled to an income tax deduction with respect to such disposition.

    If the participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired.

    A copy of the Purchase Plan as proposed to be amended may be obtained upon written request to the Company's Secretary at the address shown on page 1 of this Proxy Statement.

    The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the purchase and sale of shares under the Purchase Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the participant's death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

    The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the Amendment to the Purchase Plan.

The Board of Directors recommends a vote FOR this proposal.

PROPOSAL THREE—APPROVAL OF AN AMENDMENT TO THE AMENDED 1993 STOCK PLAN

    The Company's Amended 1993 Stock Plan (the "Stock Plan") was approved by the Board of Directors and by the stockholders in July 1993 and amended in June 1999. The Stock Plan currently is authorized to issue up to an aggregate of 9,525,000 shares of the Company's common stock. The shareholders are being requested at this Annual Meeting to approve an amendment to the Stock Plan to increase by 500,000 the number of shares that may be issued under the Stock Plan. As of February 25, 2001, only 862,549 shares of common stock remained available for issuance under the Stock Plan. The Board of Directors believes that the shares that remain available for issuance will be insufficient to achieve the purposes of the Stock Plan over the term of the plan unless the additional shares are authorized and approved by the shareholders.

    Stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees and consultants. Technology companies have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with these technology companies for experienced executives and engineers and must be able to offer comparable packages to attract the caliber of individuals that the Company believes is necessary to provide the growth that stockholders desire. The Stock Plan provides for the grant of options and stock purchase rights to employees and consultants to provide additional incentive to encourage their continued service to the Company.

    The essential provisions of the Stock Plan are outlined below.

    General.  The purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility within the Company, to provide additional incentives to the employees and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options and stock purchase rights ("SPRs").

    Administration.  The Stock Plan may be administered by the Board of Directors or a committee of the Board (the "Committee"), which Committee shall, in the case of options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, consist of two or more "outside directors" within the meaning of Section 162(m) of the Code. The Committee has the power to determine the terms of the options or SPRs granted, including the exercise price, the number of shares subject to each option or SPR, the exercisability thereof, and the form of consideration payable upon such exercise. In addition, the Committee has the authority to amend, suspend or terminate the Stock Plan, provided that no such action may affect any share of Common Stock previously issued and sold or any option previously granted under the Stock Plan.

    Terms and Conditions of Options.  Options and SPRs granted under the Stock Plan are not generally transferable by the optionee, and each option and SPR is exercisable during the lifetime of the optionee only by such optionee. Options granted under the Stock Plan must generally be exercised within 30 days of the end of the optionee's status as an employee or consultant of the Company, or within twelve months after such optionee's termination by death or disability, but in no event later than the expiration of the option's ten year term. In the case of SPRs, unless the Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Committee. The exercise price of all incentive stock options granted under the Stock Plan must be at least equal to the fair market value of the Common

Stock on the date of grant. The exercise price of nonstatutory stock options and SPRs granted under the Stock Plan is determined by the Committee, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the exercise price must be at least equal to the fair market value of the Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any incentive stock option must be at least 110% of the fair market value on the grant date and the term of such incentive stock option must not exceed five years. The term of all other options granted under the Stock Plan may not exceed ten years. The Company will receive no monetary consideration for the granting of options or SPRs under the Stock Plan.

    Adjustments Upon Changes in Capitalization.  The Stock Plan provides that in the event of a merger of the Company with or into another corporation, a sale of substantially all of the Company's assets or a like transaction involving the Company, each option shall be assumed or an equivalent option substituted by the successor corporation. If the outstanding options are not assumed or substituted as described in the preceding sentence, the optionee shall fully vest in and have the right to exercise the option or SPR as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If an option or SPR becomes fully vested and exercisable in the event of a merger or sale of assets, the Administrator shall notify the optionee that the option or SPR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the option or SPR will terminate upon the expiration of such period.

    Tax Consequences.  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain, depending on the holding period.

    All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to a tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

    The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Stock Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

The Board of Directors recommends a vote FOR this proposal.

PROPOSAL FOUR—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

    Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ended January 31, 2002, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company's financial statements since the Company's inception in May 1993. In the event that a majority of the Votes Cast are against the ratification, the Board of Directors will reconsider its selection.

Fees Paid to Ernst & Young LLP

Audit Fees:

    Audit fees billed to the Company by Ernst & Young LLP during the Company's fiscal year 2001 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements and totaled $223,000.

Financial Information Systems Design and Implementation Fees:

    The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended January 31, 2001.

All Other Fees:

    All other fees totaled $96,600 and include $49,200 for audit-related services, including, among other items, accounting consultations, statutory and distributor audits, and $47,200 for other services, including, among other items, tax services and other consulting.

    Representatives of the firm of Ernst & Young LLP are expected to be present at the Company's Annual Meeting and will have an opportunity to make a statement, if they so desire and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of January 31, 2001, as to shares of the Company's Common Stock beneficially owned by: (i) each of the Named Officers listed in the Summary Compensation Table provided below, (ii) each of the Company's directors, (iii) all directors and executive officers of the Company as a group, and (iv) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent Beneficially Owned *
State of Wisconsin Investment Board 121 East Wilson Street Madison, WI 53702 (1)	1,643,000	6.3
Kamran Elahian (2)	291,940	1.1
Prakash C. Agarwal (3)	1,039,201	4.0
Brian Dougherty	0	**
James Lally (4)	1,667	**
Klaus C. Wiemer (5)	2,500	**
Anil Gupta	0	**
Mark Singer (6)	15,164	**
Stephen Lanza	0	**
Sanjay Adkar	0	**
All directors and officers as a group (2)-(11)	1,350,472	5.2%

*
Percent ownership is based on 25,891,308 shares of Common Stock outstanding as of January 31, 2001. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of January 31, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purposes of computing the percentage ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

**
Less than 1%.

(1)
This information was obtained from filings made with the Securities and Exchange Commission February 14, 2001 pursuant to Section 13(f) of the Securities and Exchange Act of 1934.

(2)
Includes an option to purchase 50,000 shares, exercisable within 60 days of January 31, 2001.

(3)
Includes an option to purchase 50,000 shares, exercisable within 60 days of January 31, 2001.

(4)
Includes an option to purchase 1,667 shares, exercisable within 60 days of January 31, 2001.

(5)
Includes an option to purchase 2,500 shares, exercisable within 60 days of January 31, 2001.

(6)
Includes an option to purchase 9,792 shares, exercisable within 60 days of January 31, 2001.

EXECUTIVE COMPENSATION

    The following table sets forth information concerning the compensation paid by the Company during the fiscal year ended January 31, 2001 to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers who earned in excess of $100,000 during such fiscal year (collectively, the "Named Officers").

Summary Compensation Table

		Annual Compensation	Long Term Compensation Awards
	Fiscal Year		Securities Underlying Options (#)			All other Compensation (2)
		Salary ($)		Bonus (1)
Prakash C. Agarwal President and Chief Executive Officer	2001 2000 1999	$315,000 332,308 261,077	1,000,000 450,000 —	$	— — 294,594	$9,136 8,427 7,212
Mark Singer Vice President, Marketing	2001 2000 1999	171,348 139,617 122,696	200,000 127,500 —		250,000 — 24,072	9,704 8,926 7,803
Stephen Lanza (3) Vice President, Finance and Chief Financial Officer	2001 2000 1999	126,348 n/a n/a	240,000 n/a n/a		10,000 n/a n/a	5,545 n/a n/a
Sanjay Adkar (3) Vice President, Corporate Engineering	2001 2000 1999	147,745 n/a n/a	400,000 n/a n/a		250,000 n/a n/a	6,546 n/a n/a

(1)
Includes annual incentive compensation as well as discretionary bonus and commissions.

(2)
Includes matching contributions to the Company's 401(k) plan and premiums paid for health and life insurance.

(3)
Includes compensation for the portion of the year the Officer actually served.

STOCK OPTIONS

    The following table provides information concerning grants of options to purchase the Company's Common Stock made to each of the Named Officers during the fiscal year ended January 31, 2001. All options granted during the fiscal year were granted under the Stock Plan. Each option becomes exercisable according to a vesting schedule, subject to the employee's continued employment with the Company.

Option Grants in Last Fiscal Year

Individual Grants
			% of Total Options Granted to Employees					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options Granted (#)				Exercise Price Per Share (2) (3)		Expiration Date
								5%		10%
Prakash Agarwal	300,000 300,000 400,000	(4) (5) (6)	5.4 5.4 7.2	% % %	$ $ $	3.22 3.22 3.22	08/15/10 08/15/10 08/15/10	$ $ $	607,024 607,024 809,364	$ $ $	1,538,777 1,538,777 2,051,703
Mark Singer	100,000 100,000	(7) (8)	1.8 1.8	% %	$ $	1.00 2.97	05/30/10 05/30/10	$ $	383,619 186,719	$ $	670,082 473,182
Stephen Lanza	120,000 120,000	(9) (10)	2.2 2.2	% %	$ $	1.00 2.81	07/13/10 07/13/10	$ $	429,850 212,290	$ $	755,544 537,984
Sanjay Adkar	200,000 200,000	(11) (12)	3.6 3.6	% %	$ $	1.00 2.84	06/21/10 06/21/10	$ $	726,515 357,715	$ $	1,275,321 906,520

(1)
Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation based upon the deemed fair market value are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the deemed fair market value of the Common Stock from the date of grant to the date of this Proxy Statement, other than the columns reflecting assumed rates of appreciation of 5% and 10%.

(2)
Options were granted at an exercise price equal to the fair market value based on the closing market value of Common Stock on the Nasdaq National Market on the date of grant.

(3)
Options were granted at an option price of $1.00 which was less than the fair market value based on the closing market value of Common Stock on the Nasdaq National Market on the date of the grant.

(4)
Vesting of this option will commence on May 1, 2001. One-twelfth of the shares will vest ratably each month thereafter.

(5)
Vesting of this option will commence on May 1, 2001. All of the shares covered by this option will vest on May 1, 2001.

(6)
Vesting of this option will commence on May 1, 2002. One twenty-fourth of the shares will vest ratably each month thereafter.

(7)
Vesting of this option commenced on May 1, 2000. One-half of the shares covered by this option will vest on May 30, 2001 and 1/24 of the shares will vest ratably each month thereafter.

(8)
Vesting of this option will commence on May 1, 2002. One twenty-fourth of the shares will vest ratably each month thereafter.

(9)
Vesting of this option commenced on June 30, 2000. One-half of the shares covered by this option will vest on June 30, 2001 and 1/24 of the shares will vest ratably each month thereafter.

(10)
Vesting of this option will commence on June 30, 2002. One twenty-fourth of the shares will vest ratably each month thereafter.

(11)
Vesting of this option commenced on June 1, 2000. One-half of the shares covered by this option will vest on June 1, 2001 and 1/24 of the shares will vest ratably each month thereafter.

(12)
Vesting of this option will commence on June 1, 2002. One twenty-fourth of the shares will vest ratably each month thereafter.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth for each of the Named Officers certain information concerning the number of shares subject to both exercisable and nonexercisable stock options at January 31, 2001. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of January 31, 2001.

Aggregated Option Exercises in Fiscal 2001 and Fiscal 2001 Values

			Number of Unexercised Options at January 31, 2001(1)
					Value of Unexercised In-the-Money Options at January 31, 2001(1)(2)
	Shares Acquired on Exercise
		Value Realized ($)
Name			Exercisable	Nonexercisable	Exercisable	Nonexercisable
Prakash C. Agarwal	—	$—	200,000	1,400,000	$—	$499,000
Sanjay Adkar	—	—	—	400,000	—	718,800
Stephen Lanza	—	—	—	240,000	—	435,000
Mark Singer	—	—	80,833	286,667	—	346,900

(1)
Certain of the options granted under the Stock Plan may be exercised immediately upon grant and prior to full vesting, subject to the optionee's entering a restricted stock purchase agreement with the Company with respect to any unvested shares. Other options granted under the Stock Plan are exercisable during their term in accordance with the Vesting Schedule set out in the Notice of Grant.

(2)
Market value of securities underlying in-the-money options at fiscal year ended (based on $3.719 per share, the closing price of the Common Stock on the Nasdaq National Market on January 26, 2001), minus the exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In April 1996, in connection with the exercise of an option to purchase restricted shares of Common Stock, the Company provided a loan to Mr. Agarwal, the President, Chief Executive Officer, and a Director of the Company, in the aggregate principal amount of $400,000 at an annual interest rate of 5.88% pursuant to two promissory notes secured by a pledge of an aggregate of 500,000 shares of Common Stock held by Mr. Agarwal. As of January 31, 2001, an aggregate amount of $511,720, which includes interest payable, remained outstanding on the remaining promissory note. The largest aggregate amount of indebtedness outstanding during the last fiscal year was $511,720.

    In April 1996, in connection with the exercise of an option to purchase restricted shares of Common Stock, the Company provided a loan to Mr. Jankov, Senior Vice President and General Manager, Multimedia Products Division of the Company, in the aggregate principal amount of $40,000 at an annual interest rate of 5.88% pursuant to a promissory note secured by a pledge of an aggregate of 50,000 shares of Common Stock held by Mr. Jankov. As of January 31, 2001, an aggregate amount of $45,784, which includes interest payable, remained outstanding on the remaining promissory note. The largest aggregate amount of indebtedness outstanding during the last fiscal year was $45,784. In February 2001, Mr. Jankov repaid the loan in full.

    In April 1996, in connection with the exercise of an option to purchase restricted shares of Common Stock, the Company provided a loan to Mr. Elahian, the Chairman of the Board, in the aggregate principal amount of $100,000 at an annual interest rate of 5.88% pursuant to a promissory note secured by a pledge of an aggregate of 125,000 shares of Common Stock held by Mr. Elahian. In September 1998, the Company provided a loan to Mr. Elahian, in the aggregate principal amount of $110,000. On December 18, 1998, Mr. Elahian repaid the loan in full. As of January 31, 2001, an aggregate amount of $91,207, which includes interest payable, remained outstanding on the remaining promissory note. The largest aggregate amount of indebtedness outstanding during the last fiscal year was $91,207.

    In July 2001, in connection with an employment agreement, the Company provided a loan to Mr. Adkar, Vice President of Corporate Engineering, in the aggregate principal amount of $600,000 at an annual interest rate of 5.59% pursuant to a promissory note secured by a pledge of an aggregate of 75,000 shares of Common Stock. As of January 31, 2001, an aggregate amount of $619,565, which includes interest payable, remained outstanding on the remaining promissory note. The largest aggregate amount of indebtedness outstanding during the last fiscal year was $619,565.

    The Company believes that all related-party transactions described above were on terms no less favorable than could have been otherwise obtained from unrelated third parties. All future transactions between the Company and its principal officers, directors and affiliates will be approved by a majority of the independent disinterested members of the Board of Directors and will be on terms no less favorable than could be obtained from unrelated third parties. In addition, the Board of Directors has voted that any loans or guarantees in the future by the Company for its officers, directors or affiliates will be approved by a majority of the disinterested members of the Board on the basis that such loans or guarantees will be made only for bona fide business purposes.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION*

    The Company's compensation programs and policies applicable to its executive officers are administered by either the Compensation Committee of the Board of Directors or the Board of Directors. During the fiscal year ended January 31, 2001, the Board of Directors administered the Company's compensation programs and policies. The Board did not modify or reject any action or recommendation by the Compensation Committee. The Compensation Committee is made up entirely of non-employee directors. The programs and policies are designed to provide competitive compensation and to enhance stockholder value by aligning the financial interests of the executive officers of the Company with those of its stockholders.

Compensation Philosophy

    The Board of Directors has adopted a management compensation program based on the following compensation principles:

  •
  The Company provides the level of total compensation necessary to attract and retain the best executives in its industry.

  •
  Compensation is linked to performance and to the creation of stockholder value.

  •
  Compensation balances rewards for short-term versus long-term results.

  •
  Compensation programs include features that encourage executives to make a long-term career commitment to the Company and its stockholders.

  •
  Plans include measurements based on continuous growth and performance relative to peer companies.

Compensation Methodology

    The Company strives to provide a comprehensive executive compensation program that is both innovative and competitive, in order to attract and retain superior executive talent.

    Each year the Board of Directors reviews market data and assesses the Company's competitive position in each component of executive compensation, including base salary, annual incentive compensation and long-term incentives.

    The descriptions below of the components of compensation contain additional detail regarding compensation methodology. Compensation decisions regarding individual executives may also be based on factors such as individual performance, level of responsibility or unique skills of the executives.

Components of Compensation

    The Company's compensation package for executive officers consists of three basic elements: (i) base salary; (ii) annual incentive compensation; and (iii) long-term incentives in the form of stock options granted pursuant to the Company's Amended 1993 Stock Plan. Other elements of compensation include a defined contribution 401(k) plan and medical and life insurance benefits available to employees, generally.

    Each element of compensation has a different purpose. Salary and incentive payments are mainly designed to reward current and past performance. Stock options are primarily designed to provide a strong incentive for superior long-term future performance and are directly linked to stockholders' interest because the value of the awards will increase or decrease based upon the future price of the Company's Common Stock.

Base Salary

    Base salaries for fiscal 2001, reported herein, were determined by the Board of Directors. The Board of Directors reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In conducting its review, the Board of Directors takes into consideration the overall performance of the Company, the Chief Executive Officer's evaluation of individual executive officer performance, the level of expertise, responsibility and experience of executives and independent compensation surveys such as the Radford Survey for High Technology Companies. Final decisions on base salary adjustments for executives other than the Chief Executive Officer are made in conjunction with the Chief Executive Officer. The Board of Directors independently determines the base salary for the Chief Executive Officer by: (i) examining the Company's performance against its preset goals, (ii) examining the Company's performance within the semiconductor industry, (iii) evaluating the overall performance of the Chief Executive Officer, and (iv) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the semiconductor, computer graphics and personal computer software industries. Based upon the data and performance, the Chief Executive Officer's base salary was raised from $270,000 to $315,000 in March 1999. There have been no salary adjustments since that date.

Annual Incentive Compensation

    The annual incentive compensation is a cash-based incentive bonus program. The plan establishes a fixed percentage of the executive officer's annual salary as their target annual incentive opportunity. The annual incentive compensation provides for payment of cash bonuses to executive officers that are directly related to the profitability and gross revenues of the Company, as well as accomplishing specific milestone achievements, such as production related events and achieving strategic design wins. In addition, the Board of Directors from time to time may authorize the Company to pay individuals a discretionary bonus based on the individual employee's overall performance.

    The Committee approved no incentive compensation for the executive officers for fiscal 2001. The bonus column of the Summary Compensation Table contains the annual incentive payment as well as discretionary bonuses for fiscal 2001 for each of the most highly compensated executive officers.

Stock Options

    Long-term incentives are provided through stock option grants to key employees, including the Named Officers. The number of shares subject to each stock option grant is based on the employee's current and anticipated future performance and ability to affect achievement of strategic goals and objectives. The Company grants options in order to directly link a significant portion of each employee's total compensation to the long-term interest of stockholders. Since options are generally granted at the fair market value of the Company's Common Stock and vest over a multi-year period, employees will only receive value from the options to the extent that they remain employed by the Company and the Company's Common Stock price increases during the term of the options, thus generating returns for both stockholders and executives. In the fiscal year ended January 31, 2001, the Company granted stock options to employees at an option price less than fair market value on the dates of the grants. The Board believes these option grants were essential to enable it to retain and attract its workforce.

    It is the Company's policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Company from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. The Company's Stock Plan and the executive bonus programs are structured to qualify awards under such plans as performance-

based compensation and to maximize the tax deductibility of such awards. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

Stock Purchase Plan

    The Company maintains a qualified employee stock purchase plan subject to provisions of the Internal Revenue Code, which is generally available to all employees, and pursuant to which employees can purchase Company stock through payroll deductions of up to 10% of their base salary. This plan allows participants to buy Company stock at a discount from the market price.

    The foregoing report has been furnished by the Board of Directors of NeoMagic Corporation:

    Prakash Agarwal
    Brian P. Dougherty
    James Lally
    Klaus Wiemer
    Anil Gupta

*
The disclosures contained in this section of the Proxy Statement are not incorporated by reference into any filings by the Company under the Securities Exchange Act of 1933 or the Securities Act of 1934 that incorporated filings or portions thereof (including this Proxy Statement or the "Executive Compensation" section of this Proxy Statement) without specific reference to the incorporation of this section of the Proxy Statement.

REPORT OF THE AUDIT COMMITTEE*

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors in accordance with its charter, a copy of which is attached as Appendix A. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

    The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2001.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 31, 2001 for filing with the Securities and Exchange Commission.

    The foregoing report has been furnished by the Audit Committee of the Board of Directors of NeoMagic Corporation:

    James Lally
    Klaus Wiemer
    Anil Gupta

*
The disclosures contained in this section of the Proxy Statement are not incorporated by reference into any filings by the Company under the Securities Act of 1933 or the Securities Act of 1934 that incorporated filings or portions thereof (including this Proxy Statement) without specific reference to the incorporation of this section of the Proxy Statement.

COMPENSATION COMMITTEE INTERLOCKS

    Mr. Dougherty and Mr. Lally are members of the Compensation Committee. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and

Exchange Commission (the "SEC"). Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of written representation from certain reporting persons that they were not required to file Form 5 for specified fiscal years, the Company believes that all of its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended January 31, 2001.

STOCK PRICE PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return of the Company's Common Stock with The Nasdaq Stock Market Index (U.S.) and The Nasdaq Electronic Components Stock Index. The comparison assumes the investment of $100 on March 13, 1997 (the date the Company's Common Stock became registered under Section 12 of the Securities Exchange Act of 1934) based on the initial public offering price of such stock on that date and that dividends were reinvested when paid. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

ANNUAL REPORT

    A copy of the Company's Annual Report to Stockholders for the fiscal year ended January 31, 2001 is being furnished to stockholders concurrently herewith.

OTHER MATTERS

    The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

    Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy promptly.

                      BY ORDER OF THE BOARD OF DIRECTORS,

                      Arthur F. Schneiderman
                       Secretary

Santa Clara, California
May 10, 2001

APPENDIX A

AUDIT COMMITTEE CHARTER
(Revised January 26, 2000)

ORGANIZATION

    The Audit Committee shall be composed of at least three members of the Board of Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. All members of the Audit Committee must have a minimum level of financial literacy, and at least one member must have more significant accounting or financial expertise.

STATEMENT OF POLICY

    The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the stockholders, potential stockholders and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors ("the auditors"), the internal auditors, and the financial management of the Company.

RESPONSIBILITIES AND PROCESSES

    In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the Audit Committee will:

  •
  Have the authority and responsibility to select, evaluate and nominate the auditors proposed for stockholder approval, or where appropriate, replace the outside auditors. In discharging this responsibility, the Audit Committee should confirm and assure the independence of the auditors, including, by way of example: (i) reviewing management consulting services provided by the auditors and the fees relating thereto, (ii) obtaining a formal written statement from the auditors delineating relationships between the auditors and the Company, and (iii) actively engaging in dialog with the auditors regarding matters that might reasonably be expected to affect their independence.

  •
  Ensure that the Company and/or the auditors comply with the requirements of the SEC Audit Committee disclosure rules, and any amendments thereto, relating to the participation of the auditors in the review of the interim financial information, required communication between the auditors and the Audit Committee, and required disclosure in the Company's proxy statement.

  •
  Ensure that management reviews with the chairman, or the full Audit Committee when either the chairman or management deems it appropriate, all proposed earnings releases, the annual report, Form 10-K, proxy statement and any other SEC filings containing new or amended disclosures which are or could be material.

  •
  Meet with the auditors and financial management of the Company to review the scope and cost of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the auditors.

A-1

  •
  Review with the auditors, and the Company's financial and accounting personnel, the adequacy and effectiveness of, and compliance with the accounting, financial and business conduct controls of the Company.

  •
  Meet with the auditors in executive session as frequently as appropriate, but at least annually.

  •
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  •
  Review and reassess the adequacy of the Audit Committee Charter on an annual basis.

  •
  The operation of the Audit Committee shall be subject to the Bylaws of the Company as in effect from time to time and to Section 141 of the Delaware General Corporation Law.

A-2

DIFFERENTIATION THROUGH INTEGRATION

NeoMagic develops and markets value-added semiconductor solutions to enable internet based handheld multimedia devices.

DETACH HERE

/x/	Please mark votes as in this example.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPROVAL OF EACH OF PROPOSALS 2, 3, 4 AND 5 SET FORTH BELOW, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS(S) THEREOF.

1.	ELECTION OF DIRECTORS
Nominees: (01) Prakash Agarwal, (02) Brian P. Dougherty, (03) James Lally, (04) Klaus Wiemer, and (05) Anil Gupta.
	FOR ALL NOMINEES	/ /	/ /	WITHHELD FROM ALL NOMINEES
/ /	For all nominees except as noted above				MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	/ /
		FOR	AGAINST	ABSTAIN
		/ /	/ /	/ /
2.	Proposal to amend the 1997 Employee Stock Purchase Plan to provide for an increase in the number of shares of Common Stock available for issuance under the Plan by 700,000 shares.
3.	Proposal to amend the Amended 1993 Stock Plan to provide for an increase in the number of shares of Common Stock available for grant under the Plan by 500,000 shares.	FOR / /	AGAINST / /	ABSTAIN / /
4.	Proposal to ratify the appointment of Ernst & Young LLP as the Company's Independent auditors for the fiscal year ending January 31, 2002.	/ /	/ /	/ /
5.	In their discretion the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.	/ /	/ /	/ /

This proxy should be marked, dated, signed by the stockholder exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature:	Date:	Signature:	Date:

DETACH HERE

PROXY

NEOMAGIC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2001

    The undersigned stockholder of NeoMagic Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated as of May 10, 2001, and hereby appoints PRAKASH AGARWAL and STEPHEN LANZA, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of NeoMagic Corporation to be held on June 14, 2001, at 8:00 a.m., local time, at the Biltmore Hotel, 2151 Laurelwood Road, Santa Clara, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

QuickLinks

NEOMAGIC CORPORATION Notice of Annual Meeting of Stockholders to be held June 14, 2001
PROPOSAL ONE—ELECTION OF DIRECTORS
BOARD MEETINGS AND COMMITTEES
DIRECTOR COMPENSATION
LIMITATION ON LIABILITY AND INDEMNIFICATION MATTERS
PROPOSAL TWO—AMENDMENT TO THE 1997 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL THREE—APPROVAL OF AN AMENDMENT TO THE AMENDED 1993 STOCK PLAN
PROPOSAL FOUR—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
STOCK OPTIONS
Option Grants in Last Fiscal Year
OPTION EXERCISES AND HOLDINGS
Aggregated Option Exercises in Fiscal 2001 and Fiscal 2001 Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION*
REPORT OF THE AUDIT COMMITTEE*
COMPENSATION COMMITTEE INTERLOCKS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCK PRICE PERFORMANCE GRAPH
ANNUAL REPORT
OTHER MATTERS
AUDIT COMMITTEE CHARTER (Revised January 26, 2000)
DIFFERENTIATION THROUGH INTEGRATION NeoMagic develops and markets value-added semiconductor solutions to enable internet based handheld multimedia devices.
PROXY
NEOMAGIC CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2001